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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                     1934

      Date of Report (Date of earliest event reported):  November 5, 2001

                               Triton PCS, Inc.
                  ------------------------------------------
            (Exact name of Registrant as specified in its charter)

                                   Delaware
                             --------------------
        (State or other jurisdiction of incorporation or organization)


             333-57715                              23-2930873
            -----------                            -------------
      (Commission File Number)       (I.R.S. Employer Identification Number)


            1100 Cassatt Road
           Berwyn, Pennsylvania                        19312
         --------------------------                    -----
    (Address of principal executive offices)         (Zip Code)


                                 (610) 651-5900
                            -----------------------
              (Registrant's telephone number, including area code)
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Item 5.    Other Events.

           On November 5, 2001, Triton PCS, Inc. announced its intention to pursue a $300 million private placement of senior subordinated notes pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended. A press release announcing the proposed offering is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

           (c)  Exhibits.

                99.1  Press Release dated November 5, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRITON PCS, INC.

     Dated: November 5, 2001              By:    /s/ David D. Clark
                                                 ----------------------
                                                 David D. Clark
                                                 Executive Vice President and
                                                 Chief Financial Officer